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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" on the Form 8-K and to the inclusion therein of our report dated January 22, 2002, with respect to the consolidated financial statements of Westcorp for the year ended December 31, 2001 filed with the Securities Exchange Commission.


                                                           /s/ Ernst & Young LLP


Los Angeles, California
February 11, 2002